Employee Future Benefits	6 Months Ended
Jun. 30, 2024
Retirement Benefits [Abstract]
Employee Future Benefits	EMPLOYEE FUTURE BENEFITS
Fortis and each subsidiary maintain one or a combination of defined benefit pension plans and defined contribution pension plans, as well as other post-employment benefit ("OPEB") plans, including health and dental coverage and life insurance benefits, for qualifying members. The net benefit cost is detailed below.

	Defined Benefit Pension Plans		OPEB Plans
($ millions)	2024	2023	2024	2023
Quarter ended June 30
Service costs	19	16	6	6
Interest costs	40	40	8	7
Expected return on plan assets	(55)	(50)	(7)	(5)
Amortization of actuarial gains	—	(3)	(5)	(5)
Amortization of past service credits/plan amendments	(1)	(1)	—	(1)
Regulatory adjustments	—	2	1	1
Net benefit cost	3	4	3	3

Year-to-date June 30
Service costs	37	31	12	11
Interest costs	80	80	15	15
Expected return on plan assets	(110)	(100)	(13)	(11)
Amortization of actuarial gains	—	(5)	(9)	(9)
Amortization of past service credits/plan amendments	(1)	(1)	—	(1)
Regulatory adjustments	—	6	1	3
Net benefit cost	6	11	6	8

Defined contribution pension plan expense for the three and six months ended June 30, 2024 was $14 million and $31 million, respectively (three and six months ended June 30, 2023 - $13 million and $29 million, respectively).